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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 24, 1998

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                           TRANSWESTERN HOLDINGS L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                  333-42117                                     33-0560667
          (COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

       8344 CLAIREMONT MESA BOULEVARD                              92111
            SAN DIEGO, CALIFORNIA                               (ZIP CODE)
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (619) 467-2800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

     On November 24, 1998, TransWestern Publishing Company LLC signed a definitive purchase agreement to acquire four telephone directories in Michigan from Universal Phone Books, Inc. A press release regarding the acquisition is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on November 24, 1998 on its behalf by the undersigned thereunto duly authorized.

                                       TRANSWESTERN HOLDINGS, L.P.
                                                (Registrant)

                                        By: TransWestern Communications Company,
                                            Inc.
                                                  (General Partner)

Date: November 24, 1998                 By:       /s/ JOAN M. FIORITO

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                                                      Joan M. Fiorito
                                              Vice President, Chief Financial
                                                          Officer
                                            (Principal Financial and Accounting
                                                          Officer)

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION OF EXHIBIT
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
 99.1      Press Release

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